Exhibit 99.1

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

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In re:

        DVI, INC.                                   Chapter 11 Case Nos.
        DVI FINANCIAL SERVICES, INC.
        DVI BUSINESS CREDIT CORPORATION             03-12656-MFW
                                                    03-12657-MFW
                             Debtors.               03-12658-MFW
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                    SECOND REPORT OF THE LIQUIDATING TRUSTEE

            1. On December 10, 2004, (the "Effective Date"), the Liquidating Trust Agreement (the "Agreement") was executed establishing the DVI Liquidating Trust (the "Trust") in accordance with the First Amended Joint Plan of Liquidation of the Debtor dated October 8, 2004 (the "Plan"), which Plan was confirmed by order of this Court dated November 24, 2004 (the "Confirmation Order"). As set forth in the Confirmation Order and the Agreement, Dennis J. Buckley has been appointed the Trustee (the "Trustee") of the Trust.

            2. All capitalized terms in this Report not otherwise defined herein have the meanings given to them in the Plan.

            3. Pursuant to Article 7.15 of the Plan and Section 4.14 of the Agreement, the Trustee is required to file quarterly reports with the Bankruptcy Court.

            4. This Report covers the period from January 1, 2005 through and including March 31, 2005 (the "Report Period").

            5. Segregated Funds: At the beginning of the Report Period, the Trustee held the aggregate amount of $3,782,919.63 in three segregated deposit accounts to be used solely for the purposes described in the Plan and Agreement.

                  a) Litigation Fund: At the beginning of the Report Period the Trustee held the aggregate amount of $720,999.26 in the Litigation Fund. During the Report Period the Trustee made deposit of (i) $80,786.02 for the recovery of alleged preference payments and (ii) $20,879.15 refund of legal fees paid to the Counsel for the Court appointed Examiner, and received interest of $1,080.02. The Trustee made disbursements totaling $262,147.78 consisting of (i) $253,947.33 for Committee Accountants and (ii) $8,200.45 to the claims agent for mailing of Preference Demand letters. At the end of the Report Period the Trustee held the aggregate amount of $561,596.67 in the Litigation Fund.

                  b) Trust Administrative Fund: At the beginning of the Report Period the Trustee held the aggregate amount of $177,128.45 in the Trust Administrative


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                  Fund. Disbursements for the Report Period were $52,915.46
                  consisting of (i) $45,000.00 for Trustee fees, (ii) $5,111.63 out of pocket expenses of the Trustee, and (iii) $2,803.83 Record Storage. The Trustee received and deposited $6,462.84 for the overpayment of pre effective Employee Benefit and received $207.33 in Interest. At the end of the Report Period the Trustee held the aggregate amount of $130,883.16 in the Trust Administrative Fund.

                  c) Unencumbered Cash Fund: At the beginning of the Report Period the Trustee held the aggregate balance of $2,884,791.92 in the Unencumbered Cash Fund. During the period deposits totaling $169,974.55 were made for the return of pre-effective date overpayments to professionals and interest of $4,055.57 was received. Disbursements for the report period were $493,157.89 consisting of (i) $146,328.81 approved pre effective fees of professionals, (ii) $100,000.00 success fees to AP Services, (iii) $56,133.00 state tax payments for the year ending 6/30/04, (iv) $28,000.00 pre Effective Date US Trustee fees, (v) $79,845.87 pre Effective Date claims agent,
                  (vi) $25,000.00 court approved settlement, and (vii) $57,850.21 other pre effective operating expenses. At the end of the Report Period the Trustee held the aggregate amount of $2,565,664.15 in the Unencumbered Cash Fund.

At the end of the report period the aggregate cash held by the Trustee in the Segregated Funds is $3,258,143.98.

            6. Estimated Trust Assets and Liabilities as at March 31, 2005:

Insufficient information is available to estimate certain liabilities and assets of the Trust since the Debtor, Committee, and Liquidating Trustee have filed a total of 8 Omnibus Objections to claims for which final orders have not been entered. The total Administrative and Priority claims objected to and or continued as at the date of the Report is in excess of $7.9 million. The resolution of the objections to claims will have a material effect on the Assets and Liabilities of the Trust. The following estimates are based on the most current information available and the Footnotes are an integral part of the Estimated Assets and Liabilities.

      Assets:

           Segregated Funds from Section 5                      $3,258,143.98

           Available Distribution amount in the
           Collection Account maintained by
           Asset Manager pursuant to the
           Asset Management Agreement                              170,565.76

           Preference Litigation Recoveries -                             TBD(1)
           as of the report date insufficient
           information is available to estimate


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

           Litigation Recoveries -                                        TBD(1)
           as of the report date insufficient
           information is available to estimate

           Net Asset Liquidation Value as estimated
           by Asset Manager. (Release Price $17,264,654.00
           Estimated future servicing expenses of $2,900,000)   14,364,654.00
                                                               --------------

           Estimated Total Assets                              $17,793,363.74
                                                               ==============

      Liabilities:

           DIP Facility as at 3/31/05

           Principal               $14,732,187.25
           Interest                    214,399.34(3)
                                   --------------
           Principal and Interest                              $14,946,586.59

           Allowed Administrative Claims                           203,363.00(2)

           Priority Tax and other Priority Claims -                       TBD(4)

           Balance of unpaid Professional Fees from Final
           Applications submitted and additional billings
           received by Trustee.                                  2,700,000.00

           Post effective invoices                                 123,000.00

           Pre effective invoices                                  107,000.00
                                                               --------------

           Estimated Total Liabilities                         $18,079,949.59
                                                               ==============

      Footnotes:

      (1) Preference Litigation Recoveries and Litigation Recoveries were estimated in the DVI Liquidation Analysis Pursuant to the Plan with a low to high range of $2.0 million to $4.0 million and $35.0 million to $120.0 million respectively. To date the Preference recoveries total $80,786.02 as noted in 5(a). See Section 8 for update of Litigation.


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

      (2) Administrative claims totaling $2,042,075.04 were filed by the Bar Date. As of the date of this report $1,838,712.04 have been objected to or continued and $203,363.00 has been allowed or settled through the Bankruptcy Court.

      (3) Not including DIP Additional Interest (IRR) which is estimated at $7.3 million as at March 31, 2005.

      (4) As of the date of the Report, Priority Tax and other Priority Claims filed total $6,071,200 of which $5,871,000 are Priority Tax claims as compared to $4.5 million estimated in the Liquidation Analysis included in the Confirmed Plan. The balance of approximately $200,000 Priority claims filed are employee claims. Substantially all of the Priority claims have been objected to on the pending Omnibus Objections.

                                   ----------

      7. Pursuant to the Plan and the Asset Management Agreement the following proceeds were collected from assets liquidated during the Report Period:

                         Domestic Assets              $ 4,508,485.64

                         International Assets          30,582,836.00

                         Recovery Assets                  153,418.68
                                                      --------------

                  Total Assets Liquidation            $35,244,740.32
                                                      ==============

            As of the date of the Report the assets liquidated have produced in excess of $10.0 million more in proceeds than the release price set in the Asset Liquidation Plan.

            The Asset Manager maintained a balance of $444,482.77 in the Collection Account at the beginning of the Report Period. During the Report Period Proceeds from assets liquidation of $35,244,740.32 were deposited in the Collection Account, and $32,943,371.47 was wired to the Agent for the DIP Lender and applied to the DIP Facility loans outstanding and is reflected in the balance as at 3/31/05. Servicer Expenses and Fees for the Report Period were $2,515,148.43 offset in part by Interest of $4,362.57, and the Asset Manager has reserved $64,500.00 for outstanding claims. The available Distribution Amount in the Collection Account at the end of the Report Period is $170,565.76.

            8. Litigation

                  a. Rec. III Litigation.

            Prior to confirmation, the Creditors' Committee commenced an adversary proceeding (Adv. Pro. No. 03-57446-MFW) against Rec. III, John Does Nos. 1 through 50, Nomura Credit &


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Capital, Inc. ("Nomura"), U.S. Bank, XL Capital Assurance Inc. ("XL"), Harris
Nesbitt Corp. ("Harris Nesbitt" and, collectively with Nomura, U.S. Bank, XL, and Harris Nesbitt, the "Defendants"). The claims asserted in the adversary proceeding focus upon two separate series of notes issued by Rec. III (collectively, the "Notes"). The first series of Notes was issued to an affiliate of defendant Harris Nesbitt. The second series of Notes was sold to defendant Nomura.

            On or about December 2001, DVIBC completed a $100 million commercial paper conduit with defendant Harris Nesbitt, consisting of $92,220,000.00 in Class A Notes and $7,780,000.00 in Class B Notes (the "Series 2001-1 Notes"). Defendant XL is the insurer of the Series 2001-1 Class A Notes. By virtue of this insurance policy, all payments made by the Debtors, which resulted in payments to Harris Nesbitt on the Class A Notes, ultimately benefited XL. On or about February 28, 2003, DVIBC completed a $75 million debt facility with defendant Nomura (together with Harris Nesbitt and XL, the "SPV Noteholders"), and issued the Series 2003-1 Notes to Nomura.

            In connection with the issuance of certain of the notes, Debtor DVIBC guaranteed the payment obligation of Rec. III to the SPV Noteholders with respect to the Series 2001 Class B Note, and Debtor DVI also agreed to guarantee DVIBC's obligations as servicer of the Rec. III portfolio. Further, pursuant to the Indenture and to a Contribution and Servicing Agreement, as well as a Pledge Agreement dated December 19, 2001, DVIBC had pledged all of its ownership interest in Rec. III to U.S. Bank, as the Indenture Trustee, to secure the obligations of DVIBC and Rec. III to the SPV Noteholders.

            On February 18, 2004, the Bankruptcy Court granted the Creditors' Committee authority to prosecute this adversary proceeding and to challenge the transfers detailed below. On April 16, 2004, the Creditors' Committee filed its Amended Complaint.

            On June 10, 2004, the defendants moved to dismiss the Amended Complaint. On July 9, 2004, the Creditors' Committee filed the Memorandum of Law of the Official Committee of Unsecured Creditors in Opposition to the Defendants' Motion to Dismiss the Amended Complaint. On July 23, 2004, the Defendants filed the Defendants' Reply Memorandum Of Law In Further Support Of Their Motion To Dismiss The Amended Complaint. The motion is awaiting a ruling by the Bankruptcy Court. Meanwhile, the parties have been proceeding with pre-trial discovery, which has included the exchange of documents and interrogatories.

            Under the schedule established by the July 3, 2004 Order Approving Stipulated Scheduling, as thereafter modified by Stipulated Amended Scheduling Order entered by the Bankruptcy Court in January, 2005, the deadline to complete all fact discovery authorized by the Federal Rules of Civil Procedure was fixed at May 13, 2005 and the deadlines for expert designations and depositions were fixed as follows: (i) the deadline for Plaintiff to designate any expert witness it intends to call at trial and to serve the report(s) required by Rule 26(a)(2) of the Federal Rules of Civil Procedure was fixed at May 27, 2005; (ii) the deadline for Defendants to designate any expert witness they intend to call at trial and to serve the report(s) required by Rule 26(a)(2) of the Federal Rules of Civil Procedure was fixed at July 15, 2005; and, (iii) the time period for depositions of expert witnesses shall commence on August 8, 2005 and shall be concluded by September 16, 2005. In addition, all dispositive motions, except those under Rule 12(h)(2) or 12(h)(3) of the Federal Rules of Civil Procedure, must be served on or before October 7, 2005. Responses to such motions shall be served on or before November 22, 2005, and reply papers shall be served on or before January 6,


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

2006. The final pre-trial conference in this adversary proceeding will be held between February 27, 2006 and March 10, 2006.

            b. D&O Litigation.

            By an order entered on June 9, 2004, the Bankruptcy Court also granted the Creditors' Committee authority to investigate and, if appropriate, prosecute claims against the Debtors' pre-petition officers and directors. Thereafter, the Creditors' Committee filed an action in the United States District Court for the District of Delaware against certain of the Debtors' pre-petition officers and directors, Civil Action No. 04-955 (the "D&O Action"). The Creditors' Committee's Complaint in the D&O Action asserts claims against the following individuals:

            o Michael A. O'Hanlon, formerly the CEO and President of the Debtors;

            o Steven R. Garfinkel, formerly the Executive Vice President and Chief Financial Officer of the Debtors;

            o Richard E. Miller, formerly Executive Vice President and President of DVI-FS;

            o John P. Boyle, formerly the Chief Accounting Officer and Secretary of the Debtors;

            o Anthony J. Turek,: formerly Chief Credit Officer of the Debtors;

            o Raymond D. Fear, formerly Vice President of DVI and member of the Credit Committee;

            o Gerald L. Cohn - Director since 1986, and also a member of the Credit Committee;

            o William S. Goldberg - Director since 1995;

            o John E. McHugh - Director since 1990;

            o Harry T.J. Roberts - Director since 1996; and

            o Nathan Shapiro - Director since 1995.

            The Creditors' Committee's Complaint in the D&O Action alleges that the aforementioned officer and director defendants (collectively, the "D&O Defendants") caused the Debtors' insolvency and materially exacerbated the Debtors' deepening insolvency over the course of several years, culminating in the Debtors' bankruptcy filing on the Petition Date, by, inter alia: (i) disregarding the Debtors' manifest operational, financial and reporting problems; (ii) disregarding their duties of good faith, loyalty, and care to the Debtors and their creditors; (iii) improperly expending corporate resources; and, (iv) making preferential transfers, and wrongful and fraudulent transfers, of the Debtors' assets without obtaining commensurate benefit for the Debtors.


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

            On December 6, 2004, the Defendants filed the following eight (8) separate motions to dismiss this action:

            1. Motion by Michael A. O'Hanlon to Dismiss Pursuant to Fed.R.Civ.P 12(b)(1) and 12(b)(6) ("O'Hanlon Br.");

            2. Motion by Steven R. Garfinkel to Dismiss ("Garfinkel" Br.);

            3. Motion by Harry T.J. Roberts with Proposed Order to Dismiss Plaintiff's Complaint Pursuant to FRCP 12(b)(6) ("Roberts Br.");

            4. Motion by John P. Boyle and Raymond D. Fear to Dismiss the Complaint ("Boyle Br.");

            5. Motion by Anthony J. Turek for an Order Dismissing Plaintiff's Complaint for Lack of Jurisdiction and for Failure to State a Claim Upon Which Relief Can Be Granted ("Turek Br.");

            6. Motion by Gerald L. Cohn to Dismiss the Complaint ("Cohn Br.");

            7. Motion by Richard E. Miller to Dismiss ("Miller Br.")

            8. Motion by William S. Goldberg, Gerald L. Cohn and Nathan Shapiro to Dismiss Pursuant to FRCvP 12(b)(1) and 12(b)(6) ("Golberg Br.").

                  The Trust filed papers in opposition to each of these motions during January, 2005 and the Defendants filed their respective replies. The motions are now awaiting disposition before the Court.

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

                  a. Preference Litigation

                  On January 10, 2005 the Trustee mailed 703 preference demand letters. As of the Report date five settlement totaling $80,786.02 have been received and deposited for preference demands with aggregate preference of $93,000.00. Responses to the demand letter from Recipients have been reviewed and the Trustee is evaluating the Recipients that will be sent a second demand letter. The Trustee anticipates mailing the second demand letters in April.

Dated:  April 14, 2005                 DENNIS J. BUCKLEY, LIQUIDATING TRUSTEE

                                       By his counsel,

                                       MONZACK AND MONACO, P.A.


                                       By: /s/ Francis A. Monaco, Jr.
                                           --------------------------
                                       Francis A. Monaco, Esq. (#2078)
                                       Joseph J. Bodnar, Esq. (#2512)
                                       1201 Orange Street, Suite 400
                                       Wilmington, Delaware 19801
                                       (302) 656-8162

                                       - and -

                                       ANDERSON KILL & OLICK, P.C.
                                       Michael J. Venditto, Esq.
                                       1251 Avenue of the Americas
                                       New York, New York 10020
                                       (212) 278-1000


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